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                                                                    Exhibit 99.1


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Wilshire Oil Company of Texas (the "Company") on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission (the "Report"), I, S. Wilzig Izak, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated results of operations of the Company for the periods presented.

Dated: March 31, 2003

                                        By:
                                           -------------------------------------
                                           S. Wilzig Izak, President
                                           and Chief Executive Officer


This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.